UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 23, 2007

MAC FILMWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

333-70526	74-2820999
(Commission File Number)	(I.R.S. Employer Identification No.)

9464 Mansfield Road, Suite A-1, Shreveport, Louisiana 71118
(Address of principal executive offices, including zip code)

(318) 687-8785
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On March 23, 2007, the Company entered into a consulting agreement (the “Consulting Agreement”) with Newport Capital Consultants, Inc. (“Newport”), pursuant to which Newport will provide a variety of press relations, investors relations, and other related services for the Company. As consideration for the services provided by Newport, the Company has agreed issue to Newport 1,000,000 shares of the Company’s common stock. The issuance was made without registration under the Securities Act of 1933, or state securities laws, in reliance on the exemptions provided by Section 4(2) of Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC FILMWORKS, INC.

/s/ Jim McCullough
By: Jim McCullough
Title: Chairman and Chief Executive Officer

DATE: April 12, 2007